Exhibit 10.1

AMENDMENT TO THE
ADMINISTRATION AGREEMENT
 BY AND BETWEEN
GSC INVESTMENT CORP.
AND
GSCP (NJ), L.P.

Amendment made this 14th day of April 2009 by and between GSC Investment Corp., a  Maryland corporation (the “Company’) and GSCP (NJ), L.P., a Delaware limited partnership (the “Administrator”).

           WHEREAS, the Company and the Administrator have renewed the Administration Agreement dated as of March 21, 2007 (the “Agreement”) for a term of one year, from March 22, 2009 until March 21, 2010; and

WHEREAS the Company and the Administrator have determined that the notice period for termination of the Administrator during the renewal term should be shortened from 60 days’ to 30 days;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

Amendment to Termination Provisions.  Section 7(b) of the Agreement is hereby amended by replacing the phrase “upon 60 days’ written notice to the other party” with the phrase “upon 30 days’ written notice to the Administrator, in the case of termination by the Company, or 60 days’ written notice to the Company, in the case of termination by the Administrator”.

Reference to and Effect on the Agreement.  (a) Upon the effectiveness of this Amendment (i) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Agreement as amended or otherwise modified hereby, and (ii) each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Agreement as amended or otherwise modified hereby.

(b)           Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date hereof

GSC INVESTMENT CORP.

By:	/s/ Richard Allorto
	Name:	Richard Allorto
	Title:	Chief Financial Officer

GSCP (NJ), L.P.

By: GSCP (NJ), Inc., its general partner

By:	/s/ David L. Goret
	Name:	David L. Goret
	Title:	Senior Managing Director and Secretary